BAM Letterhead




                                              March, 1996


Your vote counts. . .

Dear Multi-Sector Income Trust, Inc. Shareholder:

       We have scheduled a shareholder meeting for May 21, 1996 to consider and vote on some important items concerning your Fund. A notice of the meeting and a proxy statement detailing these matters are enclosed. Your Board of Trustees, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote.

How do you vote?

       No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

What are the items?

- Election of Trustees. There are 5 nominees for Trustees up for election. A brief statement of the Trustees' names and backgrounds is included for your information.

- Ratification of Auditors. Your approval is requested on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

       If you have any questions regarding these items, please contact your financial advisor or call us at 1-800-687-7374.

                                              Sincerely,



                                              Bridget A. Macaskill


P.S. Casting your vote is quick and easy, so please take a moment to complete the proxy ballot.

                              OPPENHEIMER MULTI-SECTOR INCOME TRUST

                      Two World Trade Center, New York, New York 10048-0203

                            Notice Of Annual Meeting Of Shareholders
                                     To Be Held May 21, 1996

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Tuesday, May 21, 1996, or any adjournments thereof (the "Meeting"), for the following purposes:

(1) To elect one Trustee in Class A to hold office until the term of such class shall expire in 1997; or until their successor is elected and shall qualify;

(2) To elect four Trustees in Class C to hold office until the term of such classes shall expire in 1999, or until their successors are elected and shall qualify;

(3) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1995 (Proposal No. 1); and

(4) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 22, 1996 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

April 8, 1996

-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                              OPPENHEIMER MULTI-SECTOR INCOME TRUST

                      Two World Trade Center, New York, New York 10048-0203


                                         PROXY STATEMENT

                                 Annual Meeting Of Shareholders
                                     To Be Held May 21, 1996


This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Tuesday, May 21, 1996, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about April 8, 1996. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1995, call the Fund's transfer agent, Shareholder Financial Services, Inc., 3443 South Galena Street, Denver, Colorado 80231, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal to ratify the selection of independent auditors unless a choice is indicated to vote against or to abstain from voting on the Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's investment adviser, OppenheimerFunds, Inc. (the "Adviser"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 22, 1996, the record date, there were 29,116,068 shares of the Fund issued and outstanding.
All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.

                                      ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, one Class A Trustee is to be elected for a one year term, four Class C Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than five nominees.

Each of the Class C Nominees, Elizabeth Moynihan, Sidney M. Robbins, Donald W. Spiro and Pauline Trigere, are presently trustees of the Fund. All present trustees of the Fund have been previously elected by the Fund's shareholders except for Ms. Bridget A. Macaskill, a Class A nominee who was appointed a trustee in 1995 by the Fund's Board of Directors.
Each nominee has agreed to be nominated and to serve as a Trustee. Class A Trustee to be elected at the Meeting shall serve as such for a one year term and constitute the first class of the Board. Class C Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the third class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees is also a trustee or director of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer Target Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Discovery Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Government Trust and Oppenheimer U.S. Government Trust (together with the Fund, the "New York OppenheimerFunds"). Ms. Macaskill is President, Mr. Levy is Chairman, and Mr. Spiro is Vice Chairman of the Fund and each of the other New York Oppenheimer funds.

The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York OppenheimerFunds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

As of March 22, 1996, the Trustees held shares of the Fund, as follows. Donald W. Spiro beneficially owned 25,000 shares of the Fund held in account for which Mr. Spiro is a trustee. Sidney M. Robbins disclaims beneficial ownership of 1,000 shares of the Fund held by his wife. Benjamin Lipstein disclaims beneficial ownership of 1,000 shares of the Fund held by his wife. Robert G. Galli held 3,000 shares of the Fund in a joint tenancy account and disclaims beneficial ownership of such shares. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of March 22, 1996.

                                                                                  Term
Name and                            Business Experience                           Currently
Other Information                   During the Past Five Years                     Expires
Class A

Leon Levy                           General Partner of Odyssey                       1997
first became a                      Partners, L.P. (investment
Trustee or Director                 partnership) and Chairman of
in 1959                             Avatar Holdings, Inc.
Age: 70                             (real estate development).

Bridget A. Macaskill*               President, Chief Executive                       1997
first became a                      Officer and a Director of the
Trustee or Director                 Adviser; Chairman and a Director
in 1995                             of SSI; President and a Director
Age: 47                             of OAC and HarbourView; and a
                                    Director of Oppenheimer
                                    Partnership Holdings, Inc., a
                                    holding company subsidiary of
                                    the Adviser; formerly an
                                    Executive Vice President of
                                    the Adviser.
________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.


Clayton K. Yeutter                  Of Counsel, Hogan & Hartson (a                   1997
first became a                      law firm); a director of B.A.T.
Trustee or Director                 Industries, Ltd. (tobacco and
in 1992                             financial services), Caterpillar,
Age: 65                             Inc. (machinery), ConAgra, Inc.
                                    (food and agricultural products),
                                    Farmers Insurance Company
                                    (insurance), FMC Corp. (chemicals
                                    and machinery), Lindsay
                                    Manufacturing Co. (irrigation
                                    equipment), Texas Instruments,
                                    Inc. (electronics) and The
                                    Vigoro Corporation (fertilizer
                                    manufacturer); formerly (in
                                    descending chronological order)
                                    Counsellor to the President
                                    (Bush) for Domestic Policy,
                                    Chairman of the Republican
                                    National Committee, Secretary of
                                    the U.S. Department of Agriculture,
                                    and U.S. Trade Representative.

Class B

Robert G. Galli*                    Vice Chairman of OppenheimerFunds,               1998
first became a                      Inc. ("OFI") (the Adviser) and
Trustee or Director                 Vice President and Counsel of
in 1993                             Oppenheimer Acquisition Corp. ("OAC"),
Age: 62                             the Adviser's parent holding company;
                                    formerly he held the following
                                    positions: a director of the Adviser
                                    and OppenheimerFunds Distributor,
                                    Inc. ("OFDI"), Vice President and a
                                    director of HarbourView Asset Management
                                    Corporation ("Harbourview") and
                                    Centennial Asset Management
                                    Corporation ("Centennial"),
                                    investment adviser subsidiaries
                                    of the Adviser; a director of
                                    Shareholder Financial Services,
                                    Inc. ("SFSI") and Shareholder
                                    Services, Inc. ("SSI"), transfer
                                    agent subsidiaries of the
                                    Adviser; an officer of other
                                    Oppenheimer funds; and Executive
                                    Vice President and General
                                    Counsel of the Adviser and
                                    the Distributor.


________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.


Benjamin Lipstein                   Professor Emeritus of Marketing,                 1998
first became a                      Stern Graduate School of
Trustee or Director                 Business Administration, New
in 1974                             York University; Director of
Age: 72                             Sussex Publishers, Inc.
                                    (Publishers of Psychology
                                    Today and Mother Earth News)
                                    and Director of Spy Magazine, L.P.

Kenneth A. Randall                  A director of Dominion Resources,                1998
first became a                      Inc. (electric utility holding
Trustee or Director                 company), Dominion Energy, Inc.
in 1980                             (electric power and oil & gas
Age: 68                             producer), Enron-Dominion Cogen
                                    Corp. (cogeneration company),
                                    Kemper Corporation (insurance
                                    and financial services company),
                                    Fidelity Life Association
                                    (mutual life insurance company);
                                    formerly Chairman of the Board of
                                    ICL Inc. (information systems),
                                    and President and Chief Executive
                                    Officer of The Conference Board,
                                    Inc. (international economic and
                                    business research).

Edward V. Regan                     Chairman of Municipal Assistance                 1998
first became a                      Corporation for the City of New York;
Trustee or Director                 President of Jerome Levy Economics
in 1993                             Institute, a member of the U.S.
Age: 65                             Competitiveness Policy Council; a
                                    director of GranCare, Inc. (health
                                    care provider); formerly New York
                                    State Comptroller and a trustee,
                                    New York State and Local Retirement
                                    Fund.

Russell S. Reynolds, Jr.            Founder and Chairman of Russell                  1998
first became a                      Reynolds Associates, Inc.
Trustee or Director                 (executive recruiting); Chairman
in 1989                             of Directors Publication, Inc.
Age: 64                             trustee of Mystic Seaport Museum,
                                    International House, Greenwich
                                    Historical Society and Greenwich
                                    Hospital.

Class C

Elizabeth Moynihan                  Author and architectural historian;     1996
first became a                      a trustee of the Freer Gallery of
Trustee or Director                 Art (Smithsonian Institution), the
in 1992                             Institute of Fine Arts (New York
Age: 66                             University), National Building
                                    Museum; a member of the Trustees
                                    Council, Preservation League of
                                    New York State; a member of the
                                    Indo-U.S. Sub-Commission on
                                    Education and Culture.

Sidney M. Robbins                   Chase Manhattan Professor Emeritus               1996
first became a                      of Financial Institutions, Graduate
Trustee or Director                 School of Business, Columbia
in 1963                             University; Visiting Professor of
Age: 84                             Finance, University of Hawaii; a
                                    director of The Korea Fund, Inc.
                                    (closed-end investment companies);
                                    a member of the Board of Advisors,
                                    Olympus Private Placement Fund,
                                    L.P.; Professor Emeritus of
                                    Finance, Adelphi University.

Donald W. Spiro*                    Chairman Emeritus and a director                 1996
first became a                      of the Adviser; formerly Chairman
Trustee or Director                 of the Adviser and Oppenheimer Funds
in 1985                             Distributor, Inc. (the "Distributor").
Age: 70

Pauline Trigere                     Chairman and Chief Executive Officer     1996
first became a                      of Trigere, Inc. (design and sale of
Trustee or Director                 women's fashions).
in 1977
Age: 83

________________________
* A Trustee who is an "interested person" of the Fund or the Adviser under the Investment Company Act.

Vote Required. An affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended October 31, 1995 and all of the Trustees now in office were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Robbins (Vice Chairman), and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met four times during the fiscal year ended October 31, 1995 and all members now in office attended at least 75% of those meetings. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Adviser; they and the Trustees of the Fund who are affiliated with the Adviser (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill and Mr. Spiro are also officers) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended October 31, 1995, and (ii) from all 18 of the New York-based Oppenheimer funds (including the Fund) listed in the third paragraph of this section (and from Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund, which ceased operation following the acquisition of their assets by certain other Oppenheimer funds), for services in the positions shown:


                           Aggregate          Retirement Benefits        Total Compensation
                           Compensation       Accrued as Part            From All
Name and                   from               of Fund                    New York-based
Position                   Fund               Expenses                   Oppenheimer funds1
Leon Levy                  7,767              18,472                     $141,000
  Chairman and
  Trustee

Benjamin Lipstein          4,748              11,293                     $ 86,200
  Study Committee
  Member and Trustee

Elizabeth B. Moynihan      4,748              11,293                     $ 86,200
  Study Committee
  Member and Trustee

Kenneth A. Randall         4,319              10,271                     $ 78,400
  Audit Committee
  Member and Trustee

Edward V. Regan            3,790               9,013                     $ 68,800
  Audit Committee
  Member and Trustee

Russell S. Reynolds, Jr.   2,870              6,825                      $ 52,100
  Trustee

Sidney M. Robbins          6,726              15,996                     $122,100
  Study Committee
  Chairman, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere            2,870               6,825                     $ 52,100
  Trustee

Clayton K. Yeutter         2,870               6,825                     $ 52,100
  Trustee

______________________
1  For the 1995 calendar year.

       The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York OppenheimerFunds.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 52.
       Senior Vice President of the Adviser; an officer of other Oppenheimer funds.

Thomas P. Reedy, Vice President and Portfolio Manager; Age: 34.
       Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser.

David A. Rosenberg, Vice President and Portfolio Manager; Age: 37.
       Vice President of the Adviser; an officer of other Oppenheimer funds; formerly an officer and portfolio manager for Delaware Investment Advisors.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age: 33.
       Vice President of the Adviser; an officer of other Oppenheimer funds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Carol E. Wolf, Vice President and Portfolio Manager; Age: 44.
       Vice President of the Adviser and Centennial; an officer of other Oppenheimer funds.

Arthur J. Zimmer, Vice President and Portfolio Manager; Age: 49.
       Vice President of the Adviser and Centennial; an officer of other Oppenheimer funds; formerly Vice President of Hanifen Imhoff Management Company (mutual fund investment adviser).


Andrew J. Donohue, Secretary; Age: 45.
       Executive Vice President and General Counsel of the Adviser and OFDI; President and Director of Centennial; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 59.
       Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of OFDI and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 47.
       Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37.
       Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 30.
       Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held December 14, 1995, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal year beginning November 1, 1995. Peat Marwick also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

                                     ADDITIONAL INFORMATION

The Adviser. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund.

The Adviser (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $50 billion as of March 1, 1996, and with more than 2.9 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Adviser and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1995, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 482,637 shares of Class B voting stock, and (iii) 943,135 shares of Class C non-voting stock. This collectively represented 81.6% of the outstanding common stock and 87.4% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 642,172 shares of the Class B voting stock, representing 14.6% of the outstanding common stock and 10.0% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 719,310 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Ms. Macaskill and Messrs. Robert G. Galli and Donald W. Spiro, who serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1994 to December 31, 1995, the only transactions by persons who serve as Trustees of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class B OAC options, for cash payments aggregating $1,421,800, Mr. Galli, who sold 10,000 shares of Class C OAC common stock to MassMutual for an aggregate of $787,900, for cash payments by OAC or MassMutual (subject to adjustment of the formula price) to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Jon S. Fossel, Chairman and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Barbara Hennigar, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, Jerry A. Webman, William
L. Wilby and Robert G. Zack, Senior Vice Presidents.

The Administrator.  Mitchell Hutchins Asset Management Inc. (the
"Administrator") serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019.

                                RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1996 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                         OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                 By Order of the Board of Trustees,



                                 Andrew J. Donohue, Secretary


April 8, 1996

                              OPPENHEIMER MULTI-SECTOR INCOME TRUST
                  PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 21, 1996

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

                          Please detach at perforation before mailing.
--------------------------------------------------------------------------
Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held May 21, 1996

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 21, 1996, at 3410 South Galena Street, Denver, Colorado, 80231 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                                               OVER

Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held May 21, 1996

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
                 Please detach at perforation before mailing.
-------------------------------------------------------------------------
1.  Election of Trustees

    A) Bridget A. Macaskill
    B) Elizabeth Moynihan
    C) Sidney M. Robbins
    D) Donald W. Spiro
    E) Pauline Trigere

    ____ FOR all nominees listed                     ____ WITHHOLD AUTHORITY
    except as marked to the contrary at              to vote for all nominees
    left.  Instruction: To withhold                  listed at left.
    authority to vote for any individual
    nominee, line out that nominee's name
    at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

              FOR____            AGAINST____                ABSTAIN____


                           Dated:    _______________________, 1996
                                     (Month)        (Day)

                                ___________________________________
                                     Signature(s)

                                ___________________________________
                                     Signature(s)

                           Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.